UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 18, 2004

Bimini Mortgage Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32171	72-1571637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3305 Flamingo Drive, Suite 100, Vero Beach, Florida 32963
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (772) 231-1400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

On November 18, 2004, the Securities and Exchange Commission declared the company’s resale registration statement on Form S-11 (Registration No. 333-114542) effective.  The Company filed this registration statement pursuant to a registration rights agreement entered into in December 2003 in connection with the private placement of the Company’s Class A Common Stock.  The Company will not receive any proceeds from sales of Class A Common Stock by the selling stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2004	BIMINI MORTGAGE MANAGEMENT, INC.

	By:	/s/ Jeffrey J. Zimmer
Jeffrey J. Zimmer
Chairman, Chief Executive Officer and President